Exhibit 99.2

       WHOLE FOODS MARKET, INC. RETURNS TO PREVIOUS ACCOUNTING PRACTICE OF CAPITALIZING RENT DURING CONSTRUCTION PERIOD; COMPANY WILL RESTATE FINANCIALS

    AUSTIN, Texas, May 4 /PRNewswire-FirstCall/ -- Whole Foods Market, Inc. (Nasdaq: WFMI) today announced that based on new determinations by the SEC, the Company will return to and continue its previous practice of capitalizing rent during the construction period.

    On March 25, 2005, subsequent to filing the Company's restated financial statements on March 7, 2005, the Company's independent registered accounting firm notified the Company that the SEC had determined that capitalization of land or building rent during the construction period into the historical cost of constructed assets is acceptable. Subsequent interpretations of this SEC guidance by the Company's and other independent registered accounting firms indicate that a company's previous practice of accounting for rent during the construction period should be followed in the restatement. As this guidance was not available at the time of the Company's first restatement, the Company is hereby restating its previously issued financial statements to return to and continue its previous practice of capitalizing rent during the construction period. The return of the Company to its previous accounting practice reduces the lease accounting charge for the first quarter of fiscal year 2005 from $0.04 to $0.02 per diluted share and the charge for fiscal year 2004 from $0.11 to $0.06 per diluted share. The remaining charge primarily reflects the additional pre-opening costs and depreciation of assets resulting from rent allocated to the construction period.

    "We are happy to be able to return to our prior method of accounting for rent incurred during the construction period of new stores as we believe capitalization of such rent is the correct method of accounting and is consistent with the accounting for other costs such as utilities and property taxes also incurred during this period," said Glenda Flanagan, Executive Vice President and Chief Financial Officer of Whole Foods Market. "None of the adjustments have had or will have any impact on cash flow or the underlying economics of the leases. It is unfortunate that the deadline for filing our first quarter Form 10-Q fell prior to the date of the SEC's March determinations, and therefore we completed our filing without the benefit of information that would have enabled us to reflect the capitalization of construction-period rent in that filing. We apologize for any confusion these restatements have caused or may cause our shareholders."

    As a result of the Company's determination to restate its consolidated financial statements as discussed above, the financial statements included in the Company's Annual Report on Amendment No. 1 to Form 10-K/A for fiscal 2004 and first quarter report for fiscal year 2005 on Form 10-Q should no longer be relied upon. The Company will file Amendment No. 2 to Form 10-K/A for fiscal year 2004 and Form 10-Q/A for the first quarter of fiscal year 2005 with restated consolidated financial statements, and the Company's Forms 10-Q for the second, third and fourth quarters of fiscal 2005 will reflect the restated information for the corresponding quarters in fiscal 2004.

    Prior Restatement
    On February 7, 2005, the Office of the Chief Accountant of the SEC expressed views regarding certain operating lease accounting issues, including the recognition of rent during rent holidays, and their application under generally accepted accounting principals. Subsequently, Company management made a preliminary determination, in consultation with the Company's independent registered public accounting firm and similar to determinations by many other publicly-held retail and restaurant companies, that its methods of accounting for rent holidays and tenant improvement allowances, and of determining lives used in the calculation of depreciation of leasehold improvements and straight-line rent determination for certain leased properties, were not consistent with the views expressed by the SEC staff letter and other interpretations. On March 2, 2005, the Company filed its first quarter report on Form 10-Q with restated information for the corresponding quarter in fiscal year 2004. On March 7, 2005, the Company filed a form 10-K/A with restated consolidated financial statements for fiscal years 2004, 2003 and 2002. In connection with these restatements, the Company charged to expense rent incurred or allocated during the store construction period. These restatements were based on guidance and interpretations available at that time and reflected charges to earnings which, among other items, expensed rent incurred or allocated during the store construction period.

    About Whole Foods Market: Founded in 1980 in Austin, Texas, Whole Foods Market(R) is a Fortune 500 company and the largest natural and organic foods retailer. The Company had sales of $3.9 billion in fiscal year 2004 and currently has 169 stores in the United States, Canada and the United Kingdom.

    The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995. Except for the historical information contained herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties, which could cause our actual results to differ materially from those described in the forward looking statements. These risks include but are not limited to general business conditions, the timely development and opening of new stores, the integration of acquired stores, the impact of competition, and other risks detailed from time to time in the Company's SEC reports, including the report on Form 10-K/A for the fiscal year ended September 26, 2004. The Company does not undertake any obligation to update forward-looking statements.

    Following is a summary of the effects of this accounting restatement on the consolidated statements of operations for the fiscal quarter ended January 16, 2005 and the fiscal quarters for the year ended September 26, 2004.

                                          Previously
                                           Reported
                                         on Form 10-Q
                                           filed on
                                           3/2/2005      Adjustments       Restated
                                         ------------    ------------    ------------
Fiscal quarter ended January 16, 2005.
Sales                                    $  1,368,328    $        ---    $  1,368,328
Cost of goods sold and occupancy costs        895,486             ---         895,486
 Gross profit                                 472,842             ---         472,842
Direct store expenses                         348,380             664         349,044
 Store contribution                           124,462            (664)        123,798
General and administrative expenses            40,401             ---          40,401
Pre-opening and relocation costs                6,599          (3,466)          3,133
 Operating income                              77,462           2,802          80,264
Other income (expense):                           ---
Interest expense                               (1,708)            ---          (1,708)
Investment and other income                     1,194             ---           1,194
 Income before income taxes                    76,948           2,802          79,750
Provision for income taxes                     30,778           1,121          31,899
 Net income                              $     46,170    $      1,681    $     47,851

 Basic earnings per share                $       0.74    $       0.02    $       0.76
 Diluted earnings per share              $       0.69    $       0.02    $       0.71

                                                                  Previously
                                                                  Reported on
                                                     First         Form 10-Q        Second
                                  Originally      Restatement      filed on       Restatement
                                   Reported       Adjustments      3/2/2005       Adjustments      Restated
                                 -------------   -------------   -------------   -------------   -------------
Fiscal quarter
 ended January 18,
2004.
Sales                            $   1,118,148   $         ---   $   1,118,148   $         ---   $   1,118,148
Cost of goods
 sold and
 occupancy costs                       733,003             718         733,721             ---         733,721
  Gross profit                         385,145            (718)        384,427             ---         384,427
Direct store
 expenses                              281,896             700         282,596             569         283,165
  Store contribution 103,249            (1,418)        101,831            (569)        101,262
General and
 administrative
 expenses                               35,869             ---          35,869             ---          35,869
Pre-opening and
 relocation costs                        1,796           2,277           4,073          (2,156)          1,917
  Operating income                      65,584          (3,695)         61,889           1,587          63,476
Other income
 (expense):                                ---             ---
Interest expense                        (2,478)            ---          (2,478)            ---          (2,478)
Investment and
 other income                            1,464             ---           1,464             ---           1,464
  Income before
   income taxes                         64,570          (3,695)         60,875           1,587          62,462
Provision for
 income taxes                           25,828          (1,478)         24,350             635          24,985
  Net income                     $      38,742   $      (2,217)  $      36,525   $         952   $      37,477

  Basic earnings
   per share                     $        0.64   $       (0.03)  $        0.61   $        0.01   $        0.62
  Diluted earnings
   per share                     $        0.60   $       (0.03)  $        0.57   $        0.01   $        0.58

                                                                  Previously
                                                                  Reported on
                                                     First        Form 10-K/A       Second
                                  Originally      Restatement      filed on       Restatement
                                   Reported       Adjustments      3/7/2005       Adjustments      Restated
                                 -------------   -------------   -------------   -------------   -------------
Fiscal quarter
 ended April 11,
 2004.
Sales                            $     902,141   $         ---   $     902,141   $         ---   $     902,141
Cost of goods sold
 and occupancy
 costs                                 582,239             358         582,597             ---         582,597
  Gross profit                         319,902            (358)        319,544             ---         319,544
Direct store
 expenses                              229,469             526         229,995             446         230,441
  Store
   contribution                         90,433            (884)         89,549            (446)         89,103
General and
 administrative
 expenses                               28,783             ---          28,783             ---          28,783
Pre-opening and
 relocation costs                        2,536           1,504           4,040          (1,435)          2,605
  Operating income                      59,114          (2,388)         56,726             989          57,715
Other income
 (expense):                                ---             ---
Interest expense                        (1,859)            ---          (1,859)            ---          (1,859)
Investment and other
 income                                  1,503             ---           1,503             ---           1,503
  Income before income
   taxes                                58,758          (2,388)         56,370             989          57,359
Provision for income
 taxes                                  23,504            (956)         22,548             396          22,944
  Net income                     $      35,254   $      (1,432)  $      33,822   $         593   $      34,415

  Basic earnings
   per share                     $        0.58   $       (0.03)  $        0.55   $        0.01   $        0.56
  Diluted earnings
   per share                     $        0.54   $       (0.02)  $        0.52   $        0.01   $        0.53

                                                                  Previously
                                                                  Reported on
                                                     First        Form 10-K/A       Second
                                  Originally      Restatement      filed on       Restatement
                                   Reported       Adjustments      3/7/2005       Adjustments      Restated
                                 -------------   -------------   -------------   -------------   -------------
Fiscal quarter
 ended July 4,
 2004.
Sales                            $     917,355   $         ---   $     917,355   $        ---    $     917,355
Cost of goods sold
 and occupancy
 costs                                 600,404             557         600,961             ---         600,961
  Gross profit                         316,951            (557)        316,394             ---         316,394
Direct store
 expenses                              232,122             527         232,649             462         233,111
  Store contribution                    84,829          (1,084)         83,745            (462)         83,283
General and
 administrative
 expenses                               27,551             ---          27,551             ---          27,551
Pre-opening and
 relocation costs                        2,928           2,038           4,966          (1,708)          3,258
  Operating income                      54,350          (3,122)         51,228           1,246          52,474
Other income
 (expense):                                ---             ---
Interest expense                        (1,319)            ---          (1,319)            ---          (1,319)
Investment and other
 income                                  1,782             ---           1,782             ---           1,782
  Income before
   income taxes                         54,813          (3,122)         51,691           1,246          52,937
Provision for income
 taxes                                  21,924          (1,248)         20,676             498          21,174
  Net income                     $      32,889   $      (1,874)  $      31,015   $         748   $      31,763

  Basic earnings
   per share                     $        0.53   $       (0.03)  $        0.50   $        0.01   $        0.51
  Diluted earnings
   per share                     $        0.50   $       (0.03)  $        0.47   $        0.01   $        0.48

                                                                  Previously
                                                                  Reported on
                                                     First        Form 10-K/A       Second
                                  Originally      Restatement      filed on       Restatement
                                   Reported       Adjustments      3/7/2005       Adjustments      Restated
                                 -------------   -------------   -------------   -------------   -------------
Fiscal quarter
 ended
 September 26,
 2004.
Sales                            $     927,306   $         ---   $     927,306   $         ---   $     927,306
Cost of goods sold
 and occupancy
 costs                                 605,965             572         606,537             ---         606,537
  Gross profit                         321,341            (572)        320,769             ---         320,769
Direct store
 expenses                              240,278             522         240,800             480         241,280
  Store contribution                    81,063          (1,094)         79,969            (480)         79,489
General and
 administrative
 expenses                               27,597             ---          27,597             ---          27,597
Pre-opening and
 relocation costs                        3,199           2,370           5,569          (1,900)          3,669
  Operating income                      50,267          (3,464)         46,803           1,420          48,223
Other income
 (expense):                                ---             ---
Interest expense                        (1,593)            ---          (1,593)            ---          (1,593)
Investment and other
 income                                  1,707             ---           1,707             ---           1,707
  Income before
   income taxes                         50,381          (3,464)         46,917           1,420          48,337
Provision for
 income taxes                           20,153          (1,386)         18,767             568          19,335
  Net income                     $      30,228   $      (2,078)  $      28,150   $         852   $      29,002

  Basic earnings
   per share                     $        0.48   $       (0.03)  $        0.45   $        0.02   $        0.47
  Diluted earnings
   per share                     $        0.46   $       (0.03)  $        0.43   $        0.01   $        0.44

                                                                  Previously
                                                                  Reported on
                                                     First        Form 10-K/A       Second
                                  Originally      Restatement      filed on       Restatement
                                   Reported       Adjustments      3/7/2005       Adjustments      Restated
                                 -------------   -------------   -------------   -------------   -------------
Fiscal year ended
 September 26,
 2004.
Sales                            $   3,864,950   $         ---   $   3,864,950   $         ---   $   3,864,950
Cost of goods
 sold and
 occupancy costs                     2,521,611           2,205       2,523,816             ---       2,523,816
  Gross profit                       1,343,339          (2,205)      1,341,134             ---       1,341,134
Direct store
 expenses                              983,765           2,275         986,040           1,957         987,997
  Store
   contribution                        359,574          (4,480)        355,094          (1,957)        353,137
General and
 administrative
 expenses                              119,800             ---         119,800             ---         119,800
Pre-opening and
 relocation costs                       10,459           8,189          18,648          (7,199)         11,449
  Operating income                     229,315         (12,669)        216,646           5,242         221,888
Other income
 (expense):                                ---             ---
Interest expense                        (7,249)            ---          (7,249)            ---          (7,249)
Investment and
 other income                            6,456             ---           6,456             ---           6,456
  Income before
   income taxes                        228,522         (12,669)        215,853           5,242         221,095
Provision for
 income taxes                           91,409          (5,068)         86,341           2,097          88,438
  Net income                     $     137,113   $      (7,601)  $     129,512   $       3,145   $     132,657

  Basic earnings
   per share                     $        2.24   $       (0.13)  $        2.11   $        0.05   $        2.16
  Diluted earnings
   per share                     $        2.09   $       (0.11)  $        1.98   $        0.05   $        2.03

     Contact:  Cindy McCann
               VP of Investor Relations
               512.477.4455

SOURCE  Whole Foods Market, Inc.
    -0-                             05/04/2005
    /CONTACT: Cindy McCann, VP of Investor Relations of Whole Foods Market, Inc., +1-512-477-4455/
    /Web site:  http://www.wholefoodsmarket.com /